UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2011

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 20, 2011. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 12 nominees for director were elected to serve a one-year term expiring at the Company’s 2012 Annual Meeting of Stockholders.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Dr. David Baltimore	582,828,712	121,546,553	3,963,576	97,107,133
Mr. Frank J. Biondi, Jr.	616,742,168	86,752,259	4,844,414	97,107,133
Mr. François de Carbonnel	581,543,546	121,832,088	4,963,207	97,107,133
Dr. Vance D. Coffman	582,141,277	121,267,372	4,930,192	97,107,133
Dr. Rebecca M. Henderson	582,216,541	121,241,068	4,881,232	97,107,133
Mr. Frank C. Herringer	566,697,965	136,724,853	4,916,023	97,107,133
Dr. Gilbert S. Omenn	675,969,133	28,390,527	3,979,181	97,107,133
Ms. Judith C. Pelham	675,256,425	28,343,007	4,739,409	97,107,133
Admiral J. Paul Reason, USN (Retired)	656,275,294	47,900,173	4,163,374	97,107,133
Mr. Leonard D. Schaeffer	657,737,153	46,437,617	4,164,071	97,107,133
Mr. Kevin W. Sharer	657,823,118	46,878,730	3,636,993	97,107,133
Dr. Ronald D. Sugar	622,544,828	81,549,176	4,244,837	97,107,133

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011. No Broker Non-Votes resulted from the vote on this proposal.

For:	793,657,902
Against:	8,368,199
Abstain:	3,419,873

Item 3 - Advisory Vote on Executive Compensation

The advisory vote on executive compensation was approved.

For:	393,700,304
Against:	309,162,287
Abstain:	5,476,250
Broker Non-Votes:	97,107,133

Item 4 - Advisory Vote on Frequency of Future Stockholder Advisory Votes on Executive Compensation

One year was selected for the advisory vote on the frequency of future stockholder advisory votes on executive compensation.

One year:	629,413,248
Two years:	3,456,971
Three years:	71,428,963
Abstain:	4,039,660
Broker Non-Votes:	97,107,133

Item 5 - Stockholder Proposal

Stockholder Proposal #1

The stockholder proposal relating to shareholder action by written consent was approved.

For:	355,515,202
Against:	345,480,290
Abstain:	7,343,349
Broker Non-Votes:	97,107,133

The above voting results represent 50.19% approval under the required voting standard (based on votes present or represented by proxy and entitled to vote) or 50.19% approval of the votes cast and 38.10% approval of the outstanding shares.

No other matters were submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated May 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 20, 2011

	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 20, 2011